CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R §§ 200.80(B)4, AND 240.24B-2

EXHIBIT 10.1

January 27, 2014

Richard Brudnick
Vice President, Co-Head Business Development/M&A
Biogen Idec MA Inc.
14 Cambridge Center
Cambridge, MA 02142

M Tonesan Naa-Lamle Amissah
Biogen Idec International Holding Ltd.
Appleby (Bermuda) Ltd.
Canon's Court, 22 Victoria Street
Hamilton HM 12
Bermuda

Dear Richard,

Isis and Biogen Idec are parties to the Development, Option and License Agreement dated January 3, 2012 (the “SMA Agreement”), which grants the JDC authority to amend the ISIS-SMNRx Development Plan upon unanimous written consent, pursuant to Section 1.2.2 of the SMA Agreement. This letter agreement is intended to memorialize the parties’ mutual understanding of certain changes to the ISIS-SMNRx Development Plan as approved by the JDC on August 5 and December 6, 2013.

Isis and Biogen Idec hereby agree that, effective as of January 27, 2014, the ISIS-SMNRx Development Plan is amended as follows:

1.	CS2 Study. A new 12mg cohort of [***] patients is added. A new milestone payment of $[***] is added to cover the costs for such new cohort and will be payable to Isis upon [***].

CS2 Study Variable	As of March 13, 2013	As Amended Herein
	3mg cohort/[***] patients	3mg cohort/[***] patients
Cohort/Number of	6mg cohort/[***] patients	6mg cohort/[***] patients
Patients	9mg cohort/[***] patients	9mg cohort/[***] patients
	n/a	12mg cohort/[***] patients

2.	CS3A Study. The CS3A Study is expanded from [***] patients to up to [***] patients and extended from 3 doses to [***] doses per patient. A new milestone payment of $[***] is added to cover the costs for [***] patients to receive [***] doses and will be payable to Isis upon the earlier of (i) [***], or (ii) [***]. In the event that more than [***] patients are enrolled in the CS3A Study, Biogen Idec will pay Isis a milestone payment of $[***] upon [***] and $[***] upon [***].

CS3A Study Variable	As of March 13, 2013	As Amended Herein
Cohort/Number of	6mg cohort/[***] patients	6mg cohort/[***] patients
Patients	9mg cohort/[***] patients	12mg cohort/[***] patients
Number of Doses	3 doses each patient	[***] doses each patient

3.	CS3B Study. To reflect the addition of [***] patients and [***] sites to the CS3B Study, the CS3B Study milestone payment structure is revised to (i) [***] milestone payment set forth in the letter agreement between the Parties dated March 13, 2013, due upon [***], to $[***]; and (ii) to provide an additional milestone payments of $[***] due upon [***], $[***], due upon [***], and $[***] upon [***] in the CS3B Study.

CS3B Study Variable	As of March 13, 2013	As Amended Herein
Number of Patients	[***]	[***]
Number of Sites	[***]	[***]

4.	CS12 Study. A new open label extension study and related milestone payment of $[***] is added. This new CS12 Study will provide for an additional single 12mg dose for the [***] patients in the CS2 Study and CS10 Study who are expected to roll over to the CS12 Study. The CS12 Study milestone payment of $[***] will be due upon [***].

All invoices referenced in this letter agreement will be due within [***] of receipt.

Except as set forth above, all other provisions of the SMA Agreement will remain in full force and effect.  Capitalized terms used but not defined herein will have the meaning ascribed to such terms in the SMA Agreement.

This letter agreement may be signed in counterparts, each of which will be deemed an original. Facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures.

IN WITNESS WHEREOF, Isis and Biogen Idec have caused this letter agreement to be executed by their representatives as of the date hereof.

BIOGEN IDEC INTERNATIONAL HOLDING LTD

/s/ M. Tonesan N. Amissah
M. Tonesan N. Amissah

Director, Biogen Idec International Holding Ltd.

ISIS PHARMACEUTICALS, INC.

/s/ B. Lynne Parshall
B. Lynne Parshall
Chief Operating Officer